UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2012

KONA GRILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34082	20-0216690
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7150 E. Camelback Road, Suite 220 Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 922-8100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement

On September 14, 2012, Kona Grill, Inc. (“Kona”) and its subsidiaries, KDGE Kona Grill, Inc. and Kona Texas Restaurant, Inc. f/k/a Texas Kona Grill, Inc., entered into a Mediated Settlement Agreement (the “Settlement Agreement”) with Sugar Land Mall, LLC f/k/a GGP-Sugar Land Mall, LP with respect to Kona’s closure of its Sugar Land Mall location in September 2011. On April 18, 2012, Sugar Land Mall, LLC commenced an action against Kona and the subsidiaries in the District Court for Fort Bend County, Texas, seeking outstanding rent and charges for the remaining term of the lease, attorney fees, clean-up and other expenses associated with the re-letting of the premise, as well as unspecified damages. The Settlement Agreement sets forth the terms for settlement of the dispute.

Pursuant to the terms of the Settlement Agreement, Kona will pay Sugar Land Mall, LLC $950,000 on or before October 15, 2012. As part of the settlement, Kona also agreed to exercise a five-year option on its lease with Sugar Land Mall, LLC for Kona’s San Antonio, Texas location and to invest a minimum of $500,000 in new tenant improvements at the San Antonio location by no later than December 31, 2013. Prior to the settlement relating to the Sugar Land Mall location, Kona management had planned to remodel Kona’s San Antonio location and to exercise the attendant lease option. The Settlement Agreement also provides for a mutual release whereby each of Sugar Land Mall, LLC and Kona agree to release, discharge and forever hold the other party harmless against any claims arising from the dispute. The parties will enter into a further definitive agreement to effectuate certain terms of the Settlement Agreement.

The description above is a summary and is qualified in its entirety by the provisions of the Settlement Agreement, a copy of which is filed as Exhibit 10.34 to this report. The Settlement Agreement is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.34           Mediated Settlement Agreement by and between Sugar Land Mall, LLC f/k/a GGP-Sugar Land Mall, LP and KDGE Kona Grill, Inc., Kona Grill, Inc. and Kona Texas Restaurant, Inc. f/k/a Texas Kona Grill, Inc. dated September 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2012	KONA GRILL, INC.

	By:	/s/ Berke Bakay
Berke Bakay
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.34
Mediated Settlement Agreement by and between Sugar Land Mall, LLC f/k/a GGP-Sugar Land Mall, LP and KDGE Kona Grill, Inc., Kona Grill, Inc. and Kona Texas Restaurant, Inc. f/k/a Texas Kona Grill, Inc. dated September 14, 2012.